Taxation	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Taxation
15. TAXATION
Income Tax
PRC Corporate Income Tax
The majority of the subsidiaries and VIEs of the Sohu Group are based in mainland China and are subject to income taxes in the PRC. These China-based subsidiaries and VIEs conduct substantially all of the Sohu Group’s operations, and generate most of the Sohu Group’s income or losses. The CIT Law applies an income tax rate of 25% to all enterprises but grants preferential tax treatment to HNTEs, Software Enterprises, and KNSEs.
Principal Entities Qualifi
e
d as HNTEs
Under preferential tax treatment, HNTEs can enjoy an income tax rate of 15%, but need to re-apply
every three years. During this three-year period, an HNTE must conduct a qualification self-review each year to ensure it meets the HNTE criteria and is eligible for the 15% preferential tax rate for that year. If an HNTE fails to meet the criteria for qualification as an HNTE in any year, the enterprise cannot enjoy the 15% preferential tax rate in that year, and must instead use the regular 25% CIT rate.
As of December 31, 2021, the following principal entities of the Sohu Group were qualified as HNTEs and were entitled to an income tax rate of 15%.
For Sohu

•
Video Tianjin and Sohu Internet. Video Tianjin and Sohu Internet
re-applied
for HNTE qualification and received approval in October 2021 and December 2021, respectively. Video Tianjin and Sohu Internet are entitled to continue to enjoy the beneficial tax rate qualified as HNTEs for the years 2021 through 2023, and will need to re-apply
for HNTE qualification in 2024.

•	Sohu Media and Guangzhou Qianjun. Sohu Media and Guangzhou Qianjun qualified as HNTEs for the years 2020 through 2022, and will need to re-apply for HNTE qualification in 2023.

•	Sohu New Momentum. Sohu New Momentum qualified as an HNTE for the years 2019 through 2021, and will need to re-apply for HNTE qualification in 2022.
For Changyou

•	Gamease and AmazGame. Gamease and AmazGame qualified as HNTEs for the years 2020 through 2022, and will need to re-apply for HNTE qualification in 2023.

•	Gamespace and Changyou Chuangxiang. Gamespace and Changyou Chuangxiang qualified as HNTEs for the years 2019 through 2021, and will need to re-apply for HNTE qualification in 2022.

F-48

Principal Entities Qualified as Software Enterprises
The CIT Law and its implementing regulations provide that a Software Enterprise is entitled to an income tax exemption for two years

beginning with its first profitable year and a
50
% reduction to a rate of
12.5
% for the subsequent
three years
. Enterprises wishing to enjoy the status of a Software Enterprise must perform a self-assessment each year to ensure they meet the criteria for qualification and file required supporting documents with the Ministry of Industry and Information Technology of the PRC and the relevant tax authorities before using the preferential CIT rates. These enterprises will be subject to the relevant governmental authorities’ assessment each year as to whether they are entitled to use the relevant preferential CIT treatments. If at any time during the preferential tax treatment years an enterprise uses the preferential CIT rates but the relevant authorities determine that it fails to meet applicable criteria for qualification, the relevant authorities may revoke the enterprise’s Software Enterprise status.
For Changyou

•
Changyou Chuangxiang. In 2021, Changyou Chuangxiang completed a self-assessment and filed required supporting documents for Software Enterprise status for 2020. Also in 2021, Changyou Chuangxiang qualified as a Software Enterprise after the relevant government authorities’ assessment and became entitled to a preferential income tax rate of 12.5% for 2020. Changyou Chuangxiang plans to follow the appropriate rules and procedures of the relevant government authorities in order to maintain its Software Enterprise status for 2021, the last year of a five-year period of qualification for Changyou Chuangxiang as a Software Enterprise.

U.S. Corporate Income Tax
Sohu.com Inc., which was formerly the
top-tier
publicly-traded parent company of the Sohu Group, was dissolved and liquidated on May 31, 2018. Sohu.com Inc. was a Delaware corporation that was subject to U.S. federal corporate income tax on its taxable income at a rate of 21% for taxable years beginning after December 31, 2017 and of up to 35% for prior tax years. U.S. federal tax legislation signed into law on December 22, 2017, commonly referred to as the Tax Cuts and Jobs Act (the “U.S. TCJA”), significantly modified the U.S. Internal Revenue Code by, among other things, reducing the maximum statutory U.S. federal corporate income tax rate from 35% to 21% for taxable years beginning after December 31, 2017; limiting and/or eliminating many business deductions; migrating the U.S. to a partial territorial tax system with a one-time
Toll Charge on a mandatory deemed repatriation of previously deferred foreign earnings of certain foreign subsidiaries; subject to certain limitations, generally eliminating U.S. corporate income tax on dividends from foreign subsidiaries; and providing for new taxes on certain foreign earnings.
Certain activities conducted in the PRC resulted in U.S. corporate income taxes being imposed on Sohu.com Inc. when its subsidiaries that were controlled foreign corporations (“CFCs”) generated income that was subject to Subpart F of the U.S. Internal Revenue Code (“Subpart F”). Generally, passive income, such as rents, royalties, interest, dividends, and gains from disposal of the company’s investments, was among the types of income that were subject to taxation under Subpart F. Any income taxable under Subpart F was taxable in the U.S. at the applicable federal corporate income tax rate. Subpart F income also included certain income from intra-Group transactions between Sohu.com Inc.’s non-U.S. subsidiaries and VIEs and Changyou’s non-U.S. subsidiaries and VIEs or Sogou’s non-U.S. subsidiaries and VIEs, or where Sohu.com Inc.’s non-U.S. subsidiaries or VIEs made an “investment in U.S. property,” such as holding the stock in, or making a loan to, a U.S. corporation. Under a provision of the U.S. tax code commonly referred to as the CFC look-through rule, Sohu.com Inc. did not have to treat dividends received by its CFC subsidiaries as Subpart F income includible in Sohu.com Inc.’s taxable income in the U.S.
To the extent that portions of Sohu.com Inc.’s U.S. taxable income, such as Subpart F income or GILTI, as applicable, had been determined to be from sources outside of the U.S., subject to certain limitations, Sohu.com Inc. may have been entitled to claim foreign tax credits to offset its U.S. income tax liabilities. Following the enactment of the U.S. TCJA, if dividends that Sohu.com Inc. received from its subsidiaries after January 1, 2018 were determined to be from sources outside of the U.S., subject to certain limitations, Sohu.com Inc. would generally not have been required to pay U.S. corporate income tax on those dividends. Liabilities for U.S. corporate income tax were accrued in the Company’s consolidated statements of comprehensive income and estimated tax payments were made when required by U.S. law.
Treatment of Toll Charge Related to the U.S. TCJA
Beginning in the fourth quarter of 2017, the Sohu Group had recognized a provisional amount of income tax expense for the Toll Charge of $219 million, which represented management’s estimate of the amount of the Toll Charge that would have been payable by Sohu.com Inc. based on the deemed repatriation to the United States of its share of previously deferred earnings of certain of its
non-U.S.
subsidiaries, offset by a reduction of $4 million in liability for deferred U.S. income tax, as a result of the U.S. TCJA. The Sohu Group included the provisional amount of the Toll Charge of $219 million in its interim financial statements through the quarter ended September 30, 2018, in reliance on SAB 118.
For the fourth quarter of 2018, the Sohu Group’s management
re-evaluated
the impact on the Sohu Group of the Toll Charge under the U.S. TCJA. Management determined that it was more likely than not, based on the technical merits, that the tax position that the Sohu Group had no Toll Charge liability would be sustained. The Group recognized a tax benefit in the amount of $77 million, which was the largest amount that management determined to be greater than 50% likely to be realized upon settlement with the U.S. IRS. As a result, as of December 31, 2018, the Sohu Group had an unrecognized tax benefit in the amount of $142 million, which represented the difference between the tax benefit recognized in the fourth quarter of 2018 and management’s previous estimate of the Toll Charge. The estimate remained unchanged as of December 31, 2021. In addition, the Sohu Group accrued $6 million and $5 million, respectively, in interest on the unrecognized tax benefit for the years of 2020 and 2021.
The tax benefit recognized and the unrecognized tax benefit in relation to the Toll Charge may be subject to further adjustment in subsequent periods based on facts and circumstances that arose after December 31, 2021, such as any IRS assessments upon audit and management’s further judgment and estimates.

Cayman Island Tax
Under the current tax laws of the Cayman Islands, the Group is not subject to tax on its income or capital gains. In addition, no

Cayman Islands withholding tax will be imposed upon the payment of dividends by the Group to its shareholders.
Hong Kong Tax
The Group’s subsidiaries incorporated in Hong Kong are subject to profits tax in Hong Kong at the rate of 16.5% for each of the years ended December 31, 2019, 2020 and 2021
.
Composition of Income Tax Expense
Sohu.com Inc., which was the former
top-tier
entity of the Sohu Group, was a Delaware corporation that was subject to United States income tax. On May 31, 2018, Sohu.com Inc. was dissolved and liquidated and Sohu.com Limited became the top-tier
entity of the Sohu Group. Sohu.com Limited is not subject to income or capital gains tax under the current laws of the Cayman Islands. There are no other taxes likely to be material to Sohu.com Limited levied by the government of the Cayman Islands.
The components of income before income
taxes are as follows (in thousands):

	Year ended December 31,
	2019	2020	2021

Income/(loss) before income tax expense
Income/(loss) from China operations	$(89,150)	$154,514	$153,708
Income/(loss) from non-China operations	19,079	(57,815)	(22,141)

Total income/(loss) before income tax expense from continuing operations	$(70,071)	$96,699	$131,567

Income tax expense applicable to China operations
Current tax	$9,026	$24,255	$31,089
Deferred tax	11,191	102,652	26,207

Subtotal income tax expense applicable to China operations	20,217	126,907	57,296
Non-China income tax expense	7,887	6,207	4,817
Non-China withholding tax expense	324	112	183

Total income tax expense from continuing operations	$28,428	$133,226	$62,296

In 2021, of the $62.3 million total income tax expense, $57.3 million was from PRC tax, resulting primarily from accrued regular income tax expense of $48.4 million, and $5 million was for U.S. corporate income tax, resulting primarily from accrued interest on an unrecognized tax benefit.
In 2020, of the $133.2 million total income tax expense, $126.9 million was for PRC tax, resulting primarily from accrued regular income tax expense of $40.7 million and additional income withholding tax of $88 million recognized by Changyou due to a revised policy with respect to Changyou’s PRC subsidiaries regarding their distribution of cash dividends, offset by a reversal of PRC income tax expense of $6.9 million by Changyou due to preferential tax rates that Changyou’s subsidiaries were entitled to as KNSEs; and $6 million was for U.S. corporate income tax, resulting primarily from accrued interest on an unrecognized tax benefit.
In
2019
, of the $
28.4
 million total income tax expense, $
20.2
 million was for PRC tax, resulting primarily from accrued regular income tax expense of $
32.6
 million, offset by a reversal of PRC income tax expense of $
19.5
 million by Changyou due to preferential tax rates that Changyou’s subsidiaries were entitled to as KNSE and Software enterprises, and $
8
 million was for U.S. corporate income tax, resulting primarily from accrued interest on an unrecognized tax benefit.
The combined effects of the income tax exemption and reduction available to the Group are as follows (in thousands, except per share data):

	Year Ended December 31,
	2019	2020	2021

Tax holiday effect	$7,981	$16,174	$1,635
Basic net income per share effect	0.20	0.41	0.04
Effective Tax Rate
The

CIT Law applies an income tax rate of 25% to all enterprises, but grants preferential tax treatment to HNTEs, Software Enterprises, and KNSEs.
The U.S. TCJA significantly modified the U.S. Internal Revenue Code by, among other things, reducing the statutory U.S. federal corporate income tax rate from 35% to 21% for taxable years beginning after December 31, 2017; limiting and/or eliminating many business deductions; migrating the U.S. to a territorial tax system with a one-time
Toll Charge on a mandatory deemed repatriation of previously deferred foreign earnings of certain foreign subsidiaries; subject to certain limitations, generally eliminating U.S. corporate income tax on dividends from foreign subsidiaries; and providing for new taxes on certain foreign earnings.
The following is reconciliation between the statutory rate and the Group’s effective tax rate. For 2019, 2020 and 2021, the statutory rate represented the PRC statutory rate of 25%. The table does not reflect any accruals related to the Toll Charge. See “
U.S. Corporate Income Tax
” and “
Treatment of Toll Charge Related to the U.S. TCJA.
”

	Year Ended December 31,
	2019	2020	2021

Statutory Rate:	25%	25%	25%
Effect of tax holidays applicable to subsidiaries and consolidated VIEs (1)	11%	(17%)	(1%)
Tax differential from statutory rate applicable to subsidiaries and consolidated VIEs	7%	9%	3%
Effect of withholding taxes (2)	(12%)	109%	19%
Changes in valuation allowance for deferred tax assets	(71%)	27%	31%
Research and development super-deduction	12%	(9%)	(19%)
Others	(1%)	(13%)	(14%)

	(29%)	131%	44%

Note (1): The reversal of income tax for preferential income tax rates that Changyou’s subsidiaries and VIEs were entitled to as KNSEs or Software Enterprises for 2019, 2020 and 2021 was included in the “Effect of tax holidays applicable to subsidiaries and consolidated VIEs” in the above table.
Note (2): The
revised policy was adopted to facilitate the distribution of a special cash dividend in the aggregate amount of approximately $500.0 million that was declared by Changyou’s board of directors (the “Changyou Board”) on April 5, 2018. The change for 2020 was mainly due to additional income withholding tax of $88 million that was recognized in the second quarter of 2020 due to a revised policy with respect to Changyou’s PRC subsidiaries regarding their distribution of cash dividends.
PRC Withholding Tax on Dividends
The CIT Law imposes a 10% withholding income tax on dividends distributed by foreign invested enterprises in the PRC to their immediate holding companies outside Mainland China. A lower withholding tax rate may be applied if there is a tax treaty between Mainland China and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under an arrangement between the PRC and the Hong Kong Special Administrative Region on the “Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income,” if such holding company is considered a non-PRC
resident enterprise and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend will remain subject to a withholding tax rate of 10%.
Before 2018, in order to fund the distribution of a dividend to shareholders of the Sohu Group’s majority-owned subsidiary Changyou, Changyou’s management determined to cause one of its PRC subsidiaries to declare and distribute a cash dividend of all of its stand-alone 2012 earnings and half of its stand-alone subsequent years’ earnings to its direct overseas parent company, Changyou HK, and adopted as a policy for such subsequent years for its PRC subsidiaries a limit on payment of dividends to their direct overseas parent companies of one-half of such PRC subsidiaries’ earnings. In 2018, in order to facilitate the distribution of a special cash dividend of
 $500.0
million declared by the Changyou Board on April 5, 2018, Changyou revised its policy for its PRC subsidiaries with respect to their distribution of cash dividends. Under the revised policy, all of Changyou’s PRC subsidiaries (not including Changyou’s VIEs and their subsidiaries) will be able to distribute their cumulative available and undistributed earnings to their direct overseas parent companies in future periods. The change resulted in Changyou’s accrual of additional withholding income taxes of approximately
 $47
million for the period before December 31, 2017, which was recognized in the Sohu Group’s consolidated financial statements for the quarter ended March 31, 2018. As of December 31, 2019, the Sohu Group had accrued deferred tax liabilities related to Changyou in the amount of
 $86.8
million for PRC withholding tax. In 2020, after the completion of Changyou Merger, Changyou’s net income/(loss) is wholly attributable to Sohu. Changyou changed its policy for its PRC subsidiaries with respect to their distribution of cash dividends. The change resulted in Changyou’s accrual of additional withholding income taxes of approximately
 $88
million, which was recognized in the Sohu Group’s consolidated financial statements for the quarter ended June 30, 2020. As of December 31, 2021, the Sohu Group had accrued deferred tax liabilities related to Changyou in the amount of
 $237.1 million for PRC withholding tax.
With the exception of that dividend, the Sohu Group does not intend to have any of its PRC subsidiaries or VIEs distribute any undistributed profits of such subsidiaries or VIEs to their direct overseas parent companies, but rather intends that such profits will be permanently reinvested by such subsidiaries and VIEs for their PRC operations. As of December 31, 2021, the total amount of undistributed profits from the PRC subsidiaries and VIEs for which no withholding tax had been accrued was $484.9 million, and the unrecognized tax liabilities were $48.5 million.
PRC Value-Added Tax
On May 1, 2016, the transition from the imposition of PRC business tax to the imposition of VAT was expanded to all industries in China, and as a result all of the Sohu Group’s revenues have been subject to VAT since that date. To record VAT payable, the Group adopted the net presentation method, which presents the difference between the output VAT (at a rate
of 6%) and the available input VAT amount (at the rate applicable to the supplier).
Deferred Tax Assets and Liabilities
Significant components of the Group’s deferred tax assets and liabilities consist of the following (in thousands):

	As of December 31,
	2020	2021

Deferred tax assets:
Net operating loss from operations	$325,797	$291,380
Accrued bonus and commissions	10,613	9,101
Intangible assets transfer	690	485
Others	8,692	7,489

Total deferred tax assets	345,792	308,455
Less: Valuation allowance	(326,755)	(289,097)

Net deferred tax assets	$19,037	$19,358

Deferred tax liabilities
Withholding tax for dividend	$(206,594)	$(237,116)
Others	(10,999)	(12,049)

Total deferred tax liabilities	$(217,593)	$(249,165)

Net deferred tax assets are recorded under other assets in the consolidated balance sheets. As of December 31, 2021, the Group had net operating losses from PRC entities of approximately $1.85 billion available to offset against future net profit for income tax purposes. The Group anticipates that it is more likely than not that these net operating losses may not be utilized based on its estimate of the operation performance of these PRC entities; therefore, $285.8 million in deferred tax assets generated from net operating losses were offset by a valuation allowance.
The following table sets forth the movement of the valuation allowances for deferred tax assets for the years presented (in thousands):

	For the Year Ended December 31,
	2019	2020	2021

Beginning balance	$250,524	283,711	326,755
Provision for the year	44,634	36,363	45,787
Reversal for the year	(7,311)	(12,637)	(91,019)
Foreign currency translation adjustment	(4,136)	19,318	7,574

Ending balance	$283,711	326,755	289,097

In 2021, $48.5

million of PRC net operating losses generated from previous years expired. Pursuant to a public announcement issued by the PRC State Administration of Taxation in August 2018, net operating losses of entities not qualified as HNTEs will expire between 2022 and 2026 if not utilized and those of entities qualified as HNTEs will expire in 2031.

The reversal of valuation allowance was also due to the impact of changes in income tax rates upon preferential tax rates being
obtained.
Uncertain Tax Positions
The following table summarizes the Group’s unrecognized tax

benefit from January 1, 2019 to December 31, 2021 (in thousands):

	As of December 31,
	2019	2020	2021

Beginning balance	$174,363	$181,640	$188,760
Increases/(decreases) related to prior year tax positions	7,277	7,120	5,158
Increases related to current year tax positions	0	0	0

Ending balance	$181,640	$188,760	$193,918

The increases in 2021, 2020 and 2019 were mainly due to interest recognized in connection with an unrecognized tax benefit.
The material jurisdictions in which the Group is subject to potential examination include China and the United States. In general, the PRC tax authorities have up to five years and in certain cases up to 10 years, and the U.S. IRS has up to three years and in certain cases up to six years, to conduct examinations of the tax filings of the Group. All of these related tax years are open for the Sohu Group.